UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of earliest event reported: September 11, 2003

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number

1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419
State or other jurisdiction of incorporation or organization: Florida

CAUTIONARY STATEMENTS AND RISK FACTORS THAT MAY AFFECT FUTURE RESULTS

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), FPL Group, Inc. (FPL Group) and Florida Power & Light Company (FPL) are hereby filing cautionary statements identifying important factors that could cause FPL Group's or FPL's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of FPL Group and FPL in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as will likely result, are expected to, will continue, is anticipated, believe, could, estimated, may, plan, potential, projection, target, outlook) are not statements of historical facts and may be forward-looking. Forward-looking statements involve estimates, assumptions and uncertainties. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements) that could cause FPL Group's or FPL's actual results to differ materially from those contained in forward-looking statements made by or on behalf of FPL Group and FPL.

Any forward-looking statement speaks only as of the date on which such statement is made, and FPL Group and FPL undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

The following are some important factors that could have a significant impact on FPL Group's and FPL's operations and financial results, and could cause FPL Group's and FPL's actual results or outcomes to differ materially from those discussed in the forward-looking statements:

•

FPL Group and FPL are subject to changes in laws or regulations, including the Public Utility Regulatory Policies Act of 1978, as amended, and the Public Utility Holding Company Act of 1935, as amended, changing governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission (FERC), the Florida Public Service Commission (FPSC) and the utility commissions of other states in which FPL Group has operations, and the U.S. Nuclear Regulatory Commission (NRC), with respect to, among other things, allowed rates of return, industry and rate structure, operation of nuclear power facilities, operation and construction of plant facilities, operation and construction of transmission facilities, acquisition, disposal, depreciation and amortization of assets and facilities, recovery of fuel and purchased power costs, decommissioning costs, return on common equity and equity ratio limits, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs). The FPSC has the authority to disallow recovery of costs that it considers excessive or imprudently incurred.

•	The regulatory process generally restricts FPL's ability to grow earnings and does not provide any assurance as to achievement of earnings levels.
•

FPL Group and FPL are subject to extensive federal, state and local environmental statutes, rules and regulations relating to air quality, water quality, waste management, natural resources and health and safety that could, among other things, restrict or limit the output of certain facilities or the use of certain fuels required for the production of electricity and/or increase costs. There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future.

•

FPL Group and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives regarding deregulation, regulation or restructuring of the energy industry, including deregulation of the production and sale of electricity. FPL Group and its subsidiaries will need to adapt to these changes and may face increasing competitive pressure.

•

The operation of power generation facilities involves many risks, including start up risks, breakdown or failure of equipment, transmission lines or pipelines, use of new technology, the dependence on a specific fuel source or the impact of unusual or adverse weather conditions (including natural disasters such as hurricanes), as well as the risk of performance below expected levels of output or efficiency. This could result in lost revenues and/or increased expenses. Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses, including the cost of replacement power. In addition to these risks, FPL Group's and FPL's nuclear units face certain risks that are unique to the nuclear industry including the ability to dispose of spent nuclear fuel, as well as additional regulatory actions up to and including shutdown of the units stemming from public safety concerns, whether at FPL Group's and FPL's plants, or at the plants of other nuclear operators. Breakdown or failure of an FPL Energy, LLC (FPL Energy) operating facility may prevent the facility from performing under applicable power sales agreements which, in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages.

•

FPL Group's and FPL's ability to successfully and timely complete their power generation facilities currently under construction, those projects yet to begin construction or capital improvements to existing facilities is contingent upon many variables and subject to substantial risks. Should any such efforts be unsuccessful, FPL Group and FPL could be subject to additional costs, termination payments under committed contracts and/or the write-off of their investment in the project or improvement.

•

FPL Group and FPL use derivative instruments, such as swaps, options, futures and forwards to manage their commodity and financial market risks, and to a lesser extent, engage in limited trading activities. FPL Group could recognize financial losses as a result of volatility in the market values of these contracts, or if a counterparty fails to perform. In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves management's judgment or use of estimates. As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the value of the reported fair value of these contracts. In addition, FPL's use of such instruments could be subject to prudency challenges by the FPSC and if found imprudent, cost disallowance.

•

There are other risks associated with FPL Group's non-rate regulated businesses, particularly FPL Energy. In addition to risks discussed elsewhere, risk factors specifically affecting FPL Energy's success in competitive wholesale markets include the ability to efficiently develop and operate generating assets, the successful and timely completion of project restructuring activities, the price and supply of fuel, transmission constraints, competition from new sources of generation, excess generation capacity and demand for power. There can be significant volatility in market prices for fuel and electricity, and there are other financial, counterparty and market risks that are beyond the control of FPL Energy. FPL Energy's inability or failure to effectively hedge its assets or positions against changes in commodity prices, interest rates, counterparty credit risk or other risk measures could significantly impair its future financial results. In keeping with industry trends, a portion of FPL Energy's power generation facilities operate wholly or partially without long-term power purchase agreements. As a result, power from these facilities is sold on the spot market or on a short-term contractual basis, which may affect the volatility of FPL Group's financial results. In addition, FPL Energy's business depends upon transmission facilities owned and operated by others; if transmission is disrupted or capacity is inadequate or unavailable, FPL Energy's ability to sell and deliver its wholesale power may be limited.

•

FPL Group is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry. In addition, FPL Group may be unable to identify attractive acquisition opportunities at favorable prices and to successfully and timely complete and integrate them.

•

FPL Group and FPL rely on access to capital markets as a significant source of liquidity for capital requirements not satisfied by operating cash flows. The inability of FPL Group and FPL to maintain their current credit ratings could affect their ability to raise capital on favorable terms, particularly during times of uncertainty in the capital markets which, in turn, could impact FPL Group's and FPL's ability to grow their businesses and would likely increase interest costs.

•

FPL Group's and FPL's results of operations can be affected by changes in the weather. Weather conditions directly influence the demand for electricity and natural gas and affect the price of energy commodities, and can affect the production of electricity at wind and hydro-powered facilities. In addition, severe weather can be destructive, causing outages and/or property damage, which could require additional costs to be incurred.

•

FPL Group and FPL are subject to costs and other effects of legal and administrative proceedings, settlements, investigations and claims; as well as the effect of new, or changes in, tax rates or policies, rates of inflation, accounting standards, securities laws or corporate governance requirements.

•

FPL Group and FPL are subject to direct and indirect effects of terrorist threats and activities. Generation and transmission facilities, in general, have been identified as potential targets. The effects of terrorist threats and activities include, among other things, terrorist actions or responses to such actions or threats, the inability to generate, purchase or transmit power, the risk of a significant slowdown in growth or a decline in the U.S. economy, delay in economic recovery in the U.S., and the increased cost and adequacy of security and insurance.

•	FPL Group's and FPL's ability to obtain insurance, and the cost of and coverage provided by such insurance, could be affected by national events as well as company-specific events.
•

FPL Group and FPL are subject to employee workforce factors, including loss or retirement of key executives, availability of qualified personnel, collective bargaining agreements with union employees or work stoppage.

The issues and associated risks and uncertainties described above are not the only ones FPL Group and FPL may face. Additional issues may arise or become material as the energy industry evolves. The risks and uncertainties associated with these additional issues could impair FPL Group's and FPL's businesses in the future.

Item 5. Other Events and Regulation FD Disclosure

On September 11, 2003, FPL Energy, an indirect subsidiary of FPL Group, announced that it has reached an agreement to buy British Energy US Holdings, Inc.'s (British Energy) 50 percent ownership in AmerGen Energy Company, LLC (AmerGen) for $276.5 million. AmerGen currently owns three nuclear power plants in the United States representing approximately 2,480 megawatts. Under the terms of the agreement, an indirect subsidiary of FPL Energy will purchase 100 percent of the outstanding stock in British Energy, which owns a 50 percent interest in AmerGen.

AmerGen is a partnership between Exelon Corporation (Exelon) and British Energy and currently owns and operates the Clinton Power Station, Three Mile Island Unit 1 and the Oyster Creek Generating Station. Under the terms of the partnership agreement and associated power purchase agreements, Exelon is obligated to purchase 100 percent of the output not already under contract from the AmerGen plants through the expiration of their current operating licenses. Exelon has a 30-day right of first refusal to elect to purchase British Energy's 50 percent interest in AmerGen, at the same price and on the same terms and conditions as specified in the agreement with FPL Energy. If Exelon exercises its right of first refusal and purchases the British Energy shares, FPL Energy will receive a transaction fee.

In addition, under the partnership agreement, Exelon has the right to elect to participate in the sale of British Energy's interest in AmerGen (the Tag-along Right) on the same timetable and terms and conditions as the right of first refusal. If Exelon were to exercise its Tag-along Right, the consideration offered by FPL Energy for a 50 percent interest in AmerGen would be applied pro rata to the interests of British Energy and Exelon, leaving each with a 25 percent interest in AmerGen. Subject to Exelon's right of first refusal, FPL Energy expects to close the acquisition in the first quarter of 2004 as soon as all regulatory approvals have been obtained. FPL Group has not yet determined specifically how the transaction will be financed but anticipates the financing will include additional equity capital. FPL Group expects the transaction to be immediately accretive to earnings per share after considering the anticipated equity financing.

All of the plants will continue to be operated by Exelon. However, according to the terms of the partnership agreement, FPL Energy will have the right to appoint three of the six representatives of the Management Committee of AmerGen that oversees the affairs of AmerGen. The Clinton Power Station is a 1,017-megawatt boiling water reactor located near Clinton in Central Illinois. The plant began commercial operation in 1987 and was sold to AmerGen in late 1999. Its current operating license expires in 2026.
Three Mile Island Unit 1 is a 837-megawatt pressurized water reactor located near Harrisburg, Pennsylvania. The plant began commercial operation in 1974 and was sold to AmerGen in late 1999. Its current operating license expires in 2014.
The Oyster Creek Generating Station is a 627-megawatt boiling water reactor located in Lacey Township, near the New Jersey shore. The plant began commercial operation in 1969 as the first large-scale commercial nuclear power plant in the United States and was sold to AmerGen in 2000. Its current operating license expires in 2009.

The transaction is subject to various regulatory approvals including the FERC and the NRC, as well as U.S. antitrust agency review. In addition, the transaction is subject to approval by British Energy shareholders, if required, and the Secretary of State for Trade and Industry of the United Kingdom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
(Registrant)

Date: September 11, 2003

K. MICHAEL DAVIS

K. Michael Davis Controller and Chief Accounting Officer of FPL Group, Inc. (Principal Accounting Officer of the Registrant)